                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 22, 1998


                           CMAC INVESTMENT CORPORATION
           ---------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


     Delaware                       1-11356                    23-2691170
     --------                       -------                    ----------
  (State or Other              (Commission File             (I.R.S. Employer
  Jurisdiction of                   Number)                Identification No.)
  Incorporation)

                1601 Market Street
            Philadelphia, Pennsylvania                             19103
-------------------------------------------------           -------------------
   (Address of Principal Executive Offices)                    (Zip Code)


       Registrant's telephone number, including area code: (215) 564-6600


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

            Reference is made to the Agreement and Plan of Merger, dated as of November 22, 1998, by and between CMAC Investment Corporation, a Delaware corporation, and Amerin Corporation, a Delaware corporation, and to the Joint Press Release, dated November 23, 1998, issued by CMAC Investment Corporation and Amerin Corporation attached as Exhibit 2.1 and Exhibit 99.1, respectively, which are incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

      Exhibit Number        Description
      --------------        -----------
            2.1             Agreement and Plan of Merger, dated as of November
                            22, 1998, between CMAC Investment Corporation and
                            Amerin Corporation

           99.1 Joint Press Release, dated November 23, 1998, issued by CMAC Investment Corporation and Amerin
                            Corporation

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CMAC INVESTMENT CORPORATION


                                 By   /s/ Howard S. Yaruss
                                      ---------------------
                                      Howard S. Yaruss
                                      Senior Vice President and General Counsel


Dated:  November 25, 1998



                                       2
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                                  EXHIBIT INDEX

      Exhibit Number        Description
      --------------        -----------
            2.1             Agreement and Plan of Merger, dated as of November
                            22, 1998, by and among CMAC Investment Corporation
                            and Amerin Corporation.

           99.1 Joint Press Release, dated November 23, 1998, issued by CMAC Investment Corporation and Amerin
                            Corporation.